UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 30, 2025

The New York Times Company
(Exact name of registrant as specified in its charter)

New York		1-5837			13-1102020
(State or other jurisdiction of incorporation)		(Commission File Number)			(I.R.S. Employer Identification No.)
	620 Eighth Avenue,	New York,	New York	10018
	(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The annual meeting of stockholders of The New York Times Company (the “Company”) was held on April 30, 2025. At the annual meeting, the Company’s stockholders voted on three proposals and cast their votes as follows:

Proposal Number 1 — Election of directors
The stockholders (with Class A and Class B common stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
(Vote results of Class A common stockholders)
Rachel Glaser	128,983,181	4,679,225	11,133,804
John W. Rogers, Jr.	119,115,427	14,546,979	11,133,804
Anuradha B. Subramanian	130,336,805	3,325,601	11,133,804
Rebecca Van Dyck	104,458,256	29,204,150	11,133,804
(Vote results of Class B common stockholders)
Amanpal S. Bhutani	754,505	0	64
Manuel Bronstein	754,505	0	64
Beth Brooke	754,505	0	64
Arthur Golden	754,505	0	64
Meredith Kopit Levien	754,505	0	64
Brian P. McAndrews	754,505	0	64
David Perpich	754,505	0	64
A.G. Sulzberger	754,505	0	64
Margot Golden Tishler	754,505	0	64
Proposal Number 2 — Ratification of the selection of Ernst & Young LLP as auditors

The stockholders (with Class A and Class B common stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2025. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
142,320,908	1,516,470	1,713,401	Not Applicable
Proposal Number 3 — Advisory vote to approve executive compensation

The Class B common stockholders approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
751,165	3,340	0	64

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: May 2, 2025	By:	/s/ Michael A. Brown
Michael A. Brown
Vice President, Assistant General Counsel and Corporate Secretary